Exhibit 10.4

The Spanish Group LLC
1 Park Plaza, Suite 600
Irvine, CA 92614
United States of America
https://www.thespanishgroup.org

Certified Translation

Furnished on the 10th day of June, 2023

I, Alexander Largaespada (/s/ Alexander Largaespada), hereby certify that I translated the attached document from Spanish into English or English into Spanish and that this translation is an accurate and faithful translation of the original document. Furthermore, I certify that I am proficient in translating both Spanish and English and that I hold the capacity to render and certify the validity of such a translation. This document has not been translated for a family member, friend, or business associate.

I, Salvador G. Ordorica, as a Quality Assurance Agent of The Spanish Group LLC, hereby attest that the aforementioned translator is a proficient Spanish-English translator. Accordingly, as an authorized representative of The Spanish Group, I certify that this document has been proofread and that the attached document is a faithful and authentic translation of its original.

Respectfully,

/s/ Salvador G. Ordorica
Salvador G. Ordorica
The Spanish Group LLC
(ATA #267262)

The Spanish Group LLC verifies the credentials and/or competency of its translators and the present certification, as well as any attached pages, serves to affirm that the document(s) enumerated above has/have been translated as accurately as possible from its/their original(s). The Spanish Group LLC does not attest that the original document(s) is/are accurate, legitimate, or has/have not been falsified. Through having accepted the terms and conditions set forth in order to contract The Spanish Group LLC’s services, and/or through presenting this certificate, the client releases, waives, discharges and relinquishes the right to present any legal claim(s) against The Spanish Group LLC. Consequently, The Spanish Group LLC cannot be held liable for any loss or damage suffered by the Client(s) or any other party either during, after, or arising from the use of The Spanish Group LLC’s services.

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California

County of      ORANGE.

On, June 10th, 2023	before me,	NlCOLE A. RENNA NOTARY PUBLlC.
(insert name and title of the officer)
personally appeared	Salvador G. Ordorica,

who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	/s/ NlCOLE A. RENNA	(Notary Public Seal)

SHARED RESPONSIBILITY AND BONDING AGREEMENT

Shared responsibility and bonding agreement to maintain the quality of Tequila made 100% of agave bottled at origin, by which the use of the Tequila Designation of Origin is allowed in compliance with article 308 of the Federal Law for Protection of the Industrial Property, entered on one part by “LETICIA HERMOSILLO RAVELERO” hereinafter referred to as “THE PRODUCER”, and on the other, “DOLLINGER INNOVATIONSINC.”, represented in this agreement by SEAN DOLLINGER, hereinafter referred to as “THE DISTRIBUTOR”; both parties agree to the following declarations and clauses:

DECLARATIONS:

THE PRODUCER DECLARES THAT:

A-1 That she is a natural person, of legal age, and of Mexican nationality who is legally competent to validly execute this agreement by her own right.

A-2 That as a part of her activities, she undertakes the production of the alcoholic beverage denominated “Tequila made 100% of agave”, having the premises needed to its production in her factory located in KM 32 of the INTERNATIONAL HIGHWAY GUADALAJARA-NOGALES, EL ARENAL MUNICIPALITY, POSTAL CODE 45350; JALISCO, MEXICO, manufacturing the product in strict accordance with the OFFICIAL MEXICAN STANDARD NOM-006-SCFI-2012.

A-3 That she has the authorization to produce Tequila, issued by the General Standards Directorate of the Ministry of Economics.

A-4 That she has the authorization to use the Tequila Designation of Origin number DOT-194, issued in accordance with the applicable legislation of the Mexican Institute of Industrial Property, an agency that belongs to the government of the United Mexican States. Also, she manifests that the validity of such authorization does not expires or finishes before the validity of this agreement.

B. THE DISTRIBUTOR DECLARES THAT:

B-1 That it is a Canadian society legally incorporated in accordance with the laws of Canada.

B-2 That as a part of its activities it distributes and/or sells alcoholic beverages, with domicile in:

100 PARK ROYAL S SUITE 504, WEST VANCOUVER BC, V7V3G4, CANADA

/s/ LETICIA HERMOSILLO RAVELERO		/s/ SEAN DOLLINGER
[Signature]		[Signature]

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B-3 That it has the permission or authorization issued by the corresponding authorities to carry out the activities mentioned in declaration B-2 and that the validity of such authorization or permission does not expire before the date in which this agreement ends, unless there are supervenient conditions.

B-4 That based on the Tequila made 100% of Agave, bottled and labeled at origin supplied by “THE PRODUCER” in accordance with this agreement. “THE DISTRIBUTOR” will carry out the activities of distribution and sale of that beverage in Mexico and/or overseas and for that end, it undertakes to comply with the laws and regulations that are applicable in the place where it will be marketed.

B-5 That SEAN DOLLINGER is its administrative manager, who has all the sufficient and necessary legal authority to validly execute this agreement in representation of “THE DISTRIBUTOR” and to be bound to the terms of the same.

C.- BOTH PARTIES DECLARE THAT:

C-1 They are willing to commit and collaborate with each other so that the product delivered to the consumer with the Tequila Designation of Origin has the required quality and comply strictly with the provisions of the Official Mexican Standard currently in force, as well as with all the regulations applicable and currently in force on this matter.

C-2 That they agree that this agreement will be effective only after its registration in the Mexican Institute of Industrial Property of the Mexican United States, prior sanction or approval of the same in accordance with the terms of the Federal Law for Protection of the Industrial Property currently in force.

C-3 That they confirm that they are aware that the cancellation of such registration will occur directly in the case of any of the parties not complying with the official standards established by the Ministry of Economics to preserve the quality of the alcoholic beverage known in Mexico and internationally as “Tequila”, as established in the agreement herein, and indirectly in the case of the authorization of use of the Tequila Designation of Origin that “THE PRODUCER” as mentioned in declaration A-5 being annulled or cancelled, as well as due to noncompliance with the provisions of the agreement herein by any of the parties, or if the brand mentioned in Clause Eight is not valid.

C-4 Both parties confirm that they are aware that in compliance with the provisions of article 309 of the Federal Law for Protection of the Industrial Property the user authorized by the Mexican Institute of Industrial Property shall register before it the changes in the name, designation or registered name or transformation of the juridical regime, as well as the corresponding changes of address in accordance with the terms provided in the Regulations of the aforementioned Law.

/s/ LETICIA HERMOSILLO RAVELERO		/s/ SEAN DOLLINGER
[Signature]		[Signature]

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C-5 That both parties agree in executing this agreement and hereby mutually acknowledge one another’s proper legal capacity to do so, in compliance with the provisions of article 308 of the Federal Law for Protection of the Industrial Property; also, they manifest that they know the scope and contents of the Official Mexican Standard for Tequila currently in force, as well as the General Declaration of the Tequila Designation of Origin and it is their will to execute the agreement herein, in accordance with the following:

CLAUSES:

FIRST. - The parties agree that for the interpretation of, and compliance with, this agreement, the following grammatical terms will be understood as follows:

●	“THE PRODUCER” – The natural person “LETICIA HERMOSILLO RAVELERO”, by her own right, who acts in her full capacity.
●	“THE DISTRIBUTOR” – The “DOLLINGER INNOVATIONS INC.” society.
●	“THE AGREEMENT” – It is the Shared responsibility and bonding agreement herein.
●	“THE PARTIES” – These are “THE PRODUCER” and “THE DISTRIBUTOR” who appear to execute the agreement herein.
●	“The Mexican Institute of Industrial Property” – Which is a public decentralized agency with legal capacity and independent capital structure whose objective is the application of the Federal Law for Protection of the Industrial Property, its Regulations, and other applicable provisions on this matter.

SECOND. - “THE PRODUCER” undertakes to supply “THE DISTRIBUTOR” in accordance with the terms of the agreement herein, products manufactured, bottled and labeled by “THE PRODUCER” that comply strictly with the OFFICIAL MEXICAN STANDARD FOR TEQUILA CURRENTLY IN FORCE.

THIRD. - “THE PRODUCER” undertakes to provide “THE DISTRIBUTOR” officially valid proofs of the compliance with the provisions of this agreement if and when the former requires them.

FOURTH. - In accordance with the provisions of article 308 of the Federal Law for Protection of the Industrial Property, “THE PRODUCER” allows “THE DISTRIBUTOR” to apply the word Tequila to the product it will sell or distribute from the products received from “THE PRODUCER”.

FIFTH. - In accordance with the provisions of Article 308 of the Law for Protection of the Industrial Property currently in force, “THE DISTRIBUTOR” undertakes to comply with the requirements established in sections III, IV and V of article 298 of the aforementioned Law, as well as with those provided by the Regulations of the aforementioned Law. In the event that “THE DISTRIBUTOR” does not comply with this obligation, the cancellation of the registration will proceed.

/s/ LETICIA HERMOSILLO RAVELERO		/s/ SEAN DOLLINGER
[Signature]		[Signature]

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For the purposes of the provisions of the previous paragraph, fractions III, IV and V of Article 298 of the aforementioned Law are transcribed textually; and “THE DISTRIBUTOR” undertakes to comply with them.

Article 298. - The authorization to use a designation of origin or geographic indication shall be requested before the Institute and it will be granted to every natural or juridical person who:

III. - Present the document that demonstrates the compliance with the established rules of use in the case of a protected designation of origin, and

IV. - Present the document that demonstrates the compliance with the established rules of use in the case of a protected geographic indication, and

V. - Comply with the other requirements that, in its case, are established in the declaration.

SIXTH. - “THE DISTRIBUTOR” undertakes not to alter in any form, in carrying out the activities mentioned in declaration B-4, the Tequila made 100% of Agave that will be delivered by “THE PRODUCER” previously bottled and labeled at origin.

The only operations that “THE DISTRUBUTOR” may carry out are to distribute or sell the product delivered by the producer, previously bottled and labeled.

SEVENTH. - “THE DISTRIBUTOR” undertakes to provide “THE PRODUCER” at least once a year, with officially valid proofs of the provisions of this Agreement.

EIGHT. - “THE DISTRIBUTOR” undertakes to use the Tequila Designation of Origin and to distribute the product of the same name, provided by “THE PRODUCER” exclusively in the bottles that bear the “SWOL” Designation, which is currently registered as a brand in class 33 before the Mexican Institute of Industrial Property in accordance with the following information:

PRODUCTS	DESIGNATION	REGISTRATION COUNTRY	REGISTRATION NUMBER	HOLDER
ALCOHOLIC BEVERAGES EXCEPT BEERS; TEQUILA; ALCOHOLIC PREPARATIONS TO MAKE BEVERAGES.	SWOL	MEXICO	2141431	DOLLINGER INNOVATIONS INC.

/s/ LETICIA HERMOSILLO RAVELERO		/s/ SEAN DOLLINGER
[Signature]		[Signature]

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NINTH. - “THE DISTRIBUTOR” undertakes to show ostensibly the number of NOM (Mexican Official Standard) 1477 assigned to “THE PRODUCER” in the labels in which the brand identifying the product will be applied. The information about such number or its modifications will be provided by “THE PRODUCER” to “THE DISTRIBUTOR”.

TENTH. - “THE DISTRIBUTOR” undertakes to place in the market all the products distributed or made by it from the product delivered by “THE PRODUCER” after having been bottled and labeled at origin; in no case “THE DISTRIBUTOR” may sell or distribute in the market such product in bulk, being the noncompliance of this clause a cause for the anticipated termination of this agreement.

ELEVENTH. - “THE PRODUCER” will manufacture exclusively for “THE DISTRIBUTOR”, in accordance with the provisions of this agreement and in the quantities and conditions mutually agreed, the product “TEQUILA ANEJO” whose ageing will be carried out in “OAK BARRELS” during 4 to 6 weeks more than those offered by “THE PRODUCER” to other Distributors.

TWELFTH. - Also, “THE PRODUCER” will manufacture exclusively for “THE DISTRIBUTOR” in accordance with the provisions of the agreement herein and in the quantities and conditions mutually agreed, PEACH-FLAVORED “TEQUILA 100% DE AGAVE”.

THIRTEENTH. - The agreement herein will be valid during five (5) years, starting from the date on which the Mexican Industrial Property Institute officially communicates its registration.

Also, the parties recognize that the validity agreed upon in this clause could be modified by the entry into force of legal provisions that substantially affect the terms and conditions of the aforementioned agreement, or other related to the compliance with the Mexican Official Standard for Tequila currently in force, for which the agreement may be modified and renewed in accordance with the new applicable provisions, in which case the parties agree to present before the Mexican Institute of Industrial Property a new agreement that adjusts to those legal provisions.

Any of the parties may terminate this agreement prior written notification to its counterpart with thirty (30) days in advance.

FOURTEENTH. - The parties agree that the registration of the agreement herein before the Mexican Institute of Industrial Property shall be requested in the first thirty (30) days after its execution.

In the event that the registration of the Agreement herein is denied by the Mexican Institute of Industrial Property, “THE DISTRIBUTOR” will notify “THE PRODUCER” the reasons presented by the aforementioned Institute and will request her consent to modify the agreement herein in accordance with the terms indicated by the Institute, before presenting it again for its registration.

/s/ LETICIA HERMOSILLO RAVELERO		/s/ SEAN DOLLINGER
[Signature]		[Signature]

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FIFTEENTH. - Once the Agreement has been registered, “THE DISTRIBUTOR” will deliver to “THE PRODUCER” a copy of the respective registration proof in the first fifteen (15) days after the registration date.

SIXTEENTH. - The notices and notifications that by virtue of “The Agreement” shall be given by “The Parties” to each other shall be in writing and delivered in an indisputable manner to “The Parties” at the domiciles that they specified in the agreement herein.

SEVENTEENTH. - “The Parties” declare that the execution of this agreement is free of any malice, fraud, bad faith, or any other vice that may invalidate it, and the contracting parties agree that the agreed clauses are fair and legitimate.

EIGHTEENTH. - In the case of one or more of the stipulations established in “The Agreement” being declared as not valid due to an order from a judiciary authority, the remaining clauses herein will be valid for all legal effects between “The Parties”.

NINETEENTH. - “The Agreement” represents the manifestation of the will of “The Parties” and has the character of definitive between them in relation to its subject matter, by virtue of which starting from this moment, renders completely void any other agreement, be it verbal, written, tacit or express, that may exist between “The Parties” in relation to the matter of “The Agreement”, and the juridical relationship derived from “The Agreement” solely and exclusively will subsist.

TWENTIETH. - The parties agree that, for the interpretation of, and compliance with, the agreement herein, as well as in the case of any controversy or litigation, they will submit to the jurisdiction of the courts, laws, and territory of Mexico, particularly, to those of the City of Guadalajara, Jalisco, Mexico, relinquishing to the jurisdiction that may correspond to them by reason of their current or future domicile.

TWENTY-FIRST. - This Spanish version is the only with official validity.

Having been duly informed of the content and legal scope of the agreement herein and being free of any malice, fraud, bad faith or any other consent vice that may render it void, they sign it in Guadalajara, Jalisco, on March 19th, 2021

THE PRODUCER

/s/ LETICIA HERMOSILLO RAVELERO
[Signature]
LETICIA HERMOSILLO RAVELERO

THE DISTRIBUTOR

/s/ SEAN DOLLINGER
[Signature]
SEAN DOLLINGER

DOLLINGER INNOVATIONS INC

WITNESS	WITNESS

/s/ CONSTANZA REMONDA	/s/ MIRIAM MARGARITA PEREZ RAYGOZA
[Signature]	[Signature]
CONSTANZA REMONDA	MIRIAM MARGARITA PEREZ RAYGOZA

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